Exhibit 99.1

 Strategic Business Combination of Monmouth Real Estate Investment Corporation (“MNR”) and Equity Commonwealth (“EQC”)  A Compelling Long-Term Value Proposition for ShareholdersAugust 2021    NYSE: MNR

   Forward-Looking Statements  This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide Monmouth Real Estate Investment Corporation’s current expectations or forecasts of future events. Forward-looking statements include statements about Monmouth’s expectations, beliefs, intentions, plans, objectives, goals, strategies, future events, performance and underlying assumptions and other statements that are not historical facts. You can identify forward-looking statements by their use of forward-looking words, such as “may,” “will,” “anticipate,” “expect,” “believe,” “intend,” “plan,” “should,” “seek,” or comparable terms, or the negative use of those words, but the absence of these words does not necessarily mean that a statement is not forward-looking. The forward-looking statements are based on Monmouth’s beliefs, assumptions and expectations, taking into account all information currently available to it. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to Monmouth. Some of these factors are described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as included in Monmouth’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, its Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2021, March 31,2021, and December 31, 2020, and its other periodic reports filed with the Securities and Exchange Commission, which are accessible on SEC’s Electronic Data Gathering, Analysis and Retrieval website, or “EDGAR” at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in this presentation and in Monmouth’s SEC filings. These and other risks, uncertainties and factors could cause Monmouth’s actual results to differ materially from those included in any forward-looking statements it makes. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for Monmouth to predict those events or how they may affect it. Except as required by law, Monmouth is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You should not place undue reliance on these forward-looking statements, as events described or implied in such statements may not occur. This presentation may include references to “FFO” and “AFFO”, which are non-GAAP financial measures. A reconciliation of “FFO” and “AFFO” to the most comparable GAAP financial measures is included in our most recent Quarterly Report on Form 10-Q and/or our Supplemental Information package as of June 30, 2021, furnished to shareholders on Form 8-K, and is available on our website at www.mreic.reit.FOR ADDITIONAL INFORMATION: In connection with the proposed merger, investors are urged to read the joint proxy statement/prospectus filed by Monmouth and EQC with the SEC, and any other relevant documents filed with the SEC by Monmouth or EQC, because they contain important information. Investors may obtain free copies of the joint proxy statement/prospectus and such other documents filed with the SEC through the website maintained by the SEC at www.sec.gov or through Monmouth’s website at www.mreic.reit.

An Outstanding Transaction for MNR Shareholders

EQC to acquire MNR in all-stock merger (EQC and MNR, the "Combined Company") at a $3.3 billion valuation

Compelling Transaction for MNR Shareholders	• **26% premium** to historical trading, with a **~4.6% cap rate** and **12% premium to MNR NAV** • **~35% pro forma MNR shareholder ownership** of Combined Company • **Increased market liquidity**: ~$5.1 billion in combined market capitalization • **Tax-efficient stock transaction**: defer gains that would otherwise be realized in a cash sale
Robust Strategic Review Process	• **Robust 5-month process** led by MNR Strategic Alternatives Committee and advised by J.P. Morgan and CSCA • Exposed opportunity to **>90 institutional investors** worldwide with multiple bidding rounds • **Unanimous approval** from MNR Board of Directors and EQC Board of Trustees
Significant Upside Potential	• Participate in Combined Company growth strategy to **create a market-leading industrial REIT** • Strengthened balance sheet with ~**$2.4 billion in cash** to fund acquisitions and drive shareholder value • **No need to raise external capital** to execute growth strategy for foreseeable future • Continue to **participate in strong industrial industry fundamentals** driven by e-commerce economy • Investors in **prior industrial REIT stock transactions have outperformed** cash reinvestment alternatives
Strong Corporate Governance And Leadership	• Combined company to be led by **EQC's world-class management team and an annually elected board** with proven track record of maximizing value for all shareholders • On a total shareholder return basis, Sam Zell-chaired REITs **ELS and EQR have outperformed their peer set** by 1,441% and 288% since January 1995, respectively, while EQC has outperformed the office peers by 21% since June 2014

EQC Transaction is the Best Option to Maximize Long-Term Value

MREIC

3

Transaction Overview

Transaction	• 100% stock consideration • $3.3 billion enterprise value and $1.8 billion equity market value
Merger Consideration	• Exchange ratio: 0.67 EQC share for each MNR Share
Dividends	• MNR shareholders to receive $0.18 common dividend on or before September 15, 2021 • No corresponding dividend to EQC shareholders for MNR September dividend • EQC anticipates paying a regular dividend going forward as determined by the Combined Company Board of Trustees
Pro Forma Ownership	• ~65% EQC shareholders • ~35% MNR shareholders
Cash Uses at Closing	• Payoff of $550 million of MNR Series C Preferred • Repayment of $75 million MNR term loan • Transaction expenses of ~$77 million
Timing	• Record date – August 2nd • Meeting date – August 24th
Approvals	• EQC: >50% of votes cast by EQC shareholders • MNR: 2/3 of the outstanding common shares of MNR

MREIC

4

The right time, the right partner, the right strategic move

Benefits of an All-Stock Transaction

- 100% stock transaction **maximizes long term shareholder value** for MNR holders
    - **Preserves Combined Company's substantial balance sheet liquidity** to drive future growth
    - Ensures MNR shareholders participate in the **significant upside potential** of Combined Company's acquisition-driven growth strategy
- Continued **exposure to long-term growth** of the industrial real estate sector driven by the **rapidly growing e-commerce economy**
- MNR shareholders will benefit from the expertise and **proven track record** of EQC's management team
- MNR shareholders to benefit from an **increase in market liquidity** as equity market cap will grow to ~$5.1 billion
- **Tax-efficient** transaction allows MNR shareholders to defer unrealized gains that would otherwise be recognized in cash sale
- **Attractive income potential** from future dividend policy of combined company

EQC Is The Ideal Partner for MNR

- Led by prominent investor, Sam Zell, David Helfand and executive team
- Proven track record of execution and value creation for shareholders
- Extensive financial resources to transform MNR into an industry-leading industrial REIT
- Strong balance sheet and liquidity to drive lower cost of capital
- Reduced execution risk as Combined Company will be well capitalized with no need to access capital markets for the foreseeable future
- EQC plans to diversify its tenant base and industry concentrations as the portfolio grows
- Combined Company anticipates paying a quarterly dividend to shareholders post-closing of the Transaction as determined by EQC's Board of Trustees

MREIC

5

 Significant Premium to MNR’s Trading History  Last Unaffected Price (at 12/18/2020) - $16.99  Implied EQC Merger Consideration (at 5/4/2021) - $19.40  30-Day VWAP to Last Unaffected Date (11/6/2020 to 12/18/2021) - $15.43  Implied EQC Merger Consideration (at 7/20/2021) - $18.14  1  2  ~35% MNR shareholder ownership of Combined Company based on a 0.67 exchange ratio is fixed and is not impacted by changes in EQC’s stock price  Note: Market data as of 7/20/2021.Source: FactSet and public filings.1. Reflects closing price as of December 18, 2020.2. Reflects VWAP for 30 trading days up to and including December 18, 2020.

Transaction Represents Significant Premium to MNR NAV Per Share

- Pro forma Combined Company NAV represents a significant premium to MNR's consensus NAV [1] as well as to the unaffected trading price
- MNR shareholders to own ~35% of Combined Company while contributing ~32% of total NAV



$ 28.26
Cash
$ 24.08
(85.2%)
$ 4.18
(14.8%)
Implied Office Portfolio NAV
Current trading price of $27.07 implies an office portfolio valuation of ~$516mm.
EQC plans to sell the 4 properties post transaction.
$ 15.43
$ 16.90
12% premium
$ 18.93
8% premium
$ 18.22
6% premium
$ 17.95
EQC Consensus NAV per Share
MNR Unaffected 30-day VWAP
MNR Consensus NAV
Implied NAV[2] (at merger consideration)
Pro Forma NAV (excl. txn exp)
Pro Forma NAV (incl. txn exp)

MREIC

Source: FactSet, research reports, and public filings.
1. Reflects pre-announcement estimates.
2. Reflects estimated implied NAV per share to MNR shareholders based on exchange ratio of 0.67 EQC shares for each MNR share.

7

Robust Strategic Review Process Covered Broad Investor Universe

Stage		# of Participants
I	Potential Buyers Contacted	96
II	NDAs Executed/Round 1 Diligence	36
III	Round 1 Bids Submitted (3/16/21)	4
IV	Round 2 Bids Submitted (4/20/21)	3
V	Final Bids Submitted (4/28/21)	2
VI	Merger Agreement Executed (5/4/21)	1

- Transaction with EQC is the result of an extensive, 5-month strategic review process conducted by MNR, JP Morgan and CSCA
- Process targeted 96 qualified parties, including:
  - *US and International financial sponsors*
  - *Industrial and Triple Net REITs*
  - *Sovereign wealth funds*
  - *Pension funds and Endowments*
  - *Insurance Companies*
- 36 counterparties executed Non-Disclosure Agreements
- 4 Parties (including EQC) submitted proposals in Round 1
- 4 Parties invited into Round 2, 3 of which (including EQC) conducted extensive due diligence, including meetings with management, site tours
- 3 Parties (including EQC) submitted proposals in Round 2
- Given tight pricing range, all 3 parties were asked to submit "Best and Final" proposals on April 28th
- 2 parties (including EQC) submitted Best and Final proposals
- Strategic Alternatives Committee recommended EQC offer to the MNR Board
- MNR Board **unanimously** approves EQC proposal and enters into merger agreement

MREIC

8

 1. Bidder C did not submit a proposal in Round 2.2. Reflects $19.51 less $0.36 in total cash dividends paid or declared since merger announcement on May 4, 2021, per the terms of the Starwood proposal.  Strategic Review Process Culminated in Multiple Bona Fide Offers  Strategic review process encompassed multiple bidding rounds and culminated into “Best and Final” EQC and Starwood proposals as illustrated in the chart belowEQC proposed a 100% stock merger with a 0.67 exchange ratio, which permitted MNR to pay up to two $0.18 dividends without adjustment; Starwood, instead, proposed a $19.51 all cash bid that did not allow for dividend payments, which implied a net value of $19.15 (i.e., $19.51 - $0.36)After extensive deliberations, the MNR Board unanimously elected to proceed with the EQC transaction taking into consideration the value of the merger consideration, along with numerous other factors. At merger announcement, the EQC proposal was $19.40, which was higher than Starwood’s proposal of $19.15.Starwood subsequently submitted an unsolicited proposal to the MNR Board providing for a lower net cash consideration of $18.70, later amended to $18.88The MNR Board considered the Starwood proposal, noted it was lower than its original proposal and considered numerous other factors, and unanimously elected to reaffirm the EQC merger  2   Per Share Offer Prices by Strategic Review Process Milestone  1

Great Upside From Continued Investment in Industrial Sector

- The change in human behavior brought about by e-commerce is expected to make strong logistics demand sustainable for the long run
- Retail e-commerce sales are projected to grow to over $1.6 trillion over the next five years with penetration rising from 14% in 2020 to 24% in 2025
- Online retailers require 2.5-3.0x more space than traditional warehouse users

Retail E-Commerce Sales and Penetration % are Projected to Materially Increase Over Next 5 Years



Penetration (% of Total Retail Sales)
Penetration: +1% Annually
Sales: +14% Annually
Penetration: +3%
YoY Sales: +32%
Penetration: +2% Annually
Sales: +17% Annually
7%
8%
9%
10%
11%
14%
15%
17%
19%
21%
24%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

MREIC

Source: US Census Bureau, eMarketer, US Ecommerce Forecast 2021, July 2021.

10

 Strong E-Commerce Economy to Drive Demand for Industrial Assets  Every $1 billion of additional e-commerce sales is estimated to generated demand for 1.25mm SF of additional industrial spaceE-commerce is estimated to generate demand for an additional ~1 billion SF of industrial space by 2023  E-Commerce Impact on Industrial Space  Source: Eastdil Secured, JLL Research, and Cushman & Wakefield 1. Green Street Advisors, Eastdil Secured. 2. Prologis.   Market Demand Drives Record High Construction  180% Increase Since 2015

Growth in Industrial Fundamentals and Valuation is Expected to Continue Outpacing All Other Major Real Estate Asset Classes

Growth in Industrial Market Rent Per Available Square Foot ("M-RevPAF")



Market rent growth
M-RevPAF indexed (100 = '07)
15%
10%
5%
0%
(5%)
(10%)
1% 3% 5% 6% 6% 7% 5% 5% 5% 3% 8% 8% 7% 5% 5%
83 86 90 95 101 108 114 120 126 130 140 151 162 170 178
11 12 13 14 15 16 17 18 19 20 21E 22E 23E 24E 25E
Robust rent growth forecasted

Key commentary

- Industrial RevPAF is forecasted to be 40% higher in 2021 than it was in 2007; that number is expected to increase to ~80% higher by 2025
- **Fastest growing major REIT property sector over next 5 years[1]**

Industrial Property Values Based on Commercial Property Price Index ("CPPI")



Industrial Property Price Index (Indexed to 100 in July '07)
180
140
100
60
75
200
Jan-11 Apr-11 Jul-11 Oct-11 Jan-12 Apr-12 Jul-12 Oct-12 Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19 Jul-19 Oct-19 Jan-20 Apr-20 Jul-20 Oct-20 Jan-21 Apr-21

Key commentary

- Industrial property values have doubled since the prior peak in July 2007
- **Highest price appreciation among major REIT property sectors[1]**
- Strong future appreciation expected given strong fundamentals and wall of capital pursuing sector

MREIC

Source: CBRE, Green Street Advisors
Note: Market Rent Per Available Square Foot (M-RevPAF) forecasts the combination of changes in market rent and occupancy in a single metric
1. Major Sectors include apartment, office, industrial, and retail

12

In Prior Industrial REIT Stock Deals, Investors Benefitted from Substantial Appreciation of Merger Consideration…

PROLOGIS / DCT INDUSTRIAL

$8.4bn Acquisition
Announced 29-Apr-2018
Closed 22-Aug-2018
(100% Stock)



+92.2%
$130.55
$67.91
Implied Offer Price at Announcement
Implied Offer Price Today

PROLOGIS / LIBERTY PROPERTY TRUST

$12.6bn Acquisition
Announced 27-Oct-2019
Closed 4-Feb-2020
(100% Stock)



+40.9%
$86.39
$61.33
Implied Offer Price at Announcement
Implied Offer Price Today

Imp. Premium to Target Share Price[1] (At Ann. / Today)	15.6%	122.2%	21.3%	70.8%

MREIC

Source: FactSet, public filings, market data as of 20-Jul-2021

1. Target share price as of one day prior to transaction announcement: DCT: $58.75 on 27-Apr-2018 and LPT: $50.57 on 25-Oct-2019.

13

...and Outperformed other Cash Reinvestment Alternatives

PROLOGIS / DCT INDUSTRIAL

$8.4bn Acquisition
Announced 29-Apr-2018
Closed 22-Aug-2018
(100% Stock)



Cash Reinvestment Alternatives
35.5%
59.3%
98.1%
110.3%
MSCI US REIT INDEX
S&P 500
Select Industrial REITs¹
Stock Consideration at Closing

PROLOGIS / LIBERTY PROPERTY TRUST

$12.6bn Acquisition
Announced 27-Oct-2019
Closed 4-Feb-2020
(100% Stock)



16.0%
36.4%
38.9%
44.5%
MSCI US REIT INDEX
S&P 500
Select Industrial REITs ¹
Stock Consideration at Closing

MREIC

Source: FactSet and public filings.
Note: Market data as of 20-Jul-2021. Reflects total returns from day prior to closing for each transaction – DCT: 21-Aug-2018 and LPT: 3-Feb-2020
1. Reflects index of following industrial REITs: PLD, DRE, REXR, FR, EGP, STAG, PSB and TRNO.

14

 Merger Creates a Formidable Competitor in Fast-Growing Industrial Sector    1  Establishes leading diversified industrial real estate platform – Leverage existing logistics platform to build a market leading industrial portfolio and continue to participate in the rapid growth of the industrial sector and the E-commerce economy  2  Diversify into high growth multi-tenant industrial assets – Opportunistically add multi-tenant assets to portfolio to drive NOI growth and capture premium valuations ascribed to multi-tenant industrial REITs  3  Scale, stability, and fully funded growth strategy – Combining high-quality stable portfolio with EQC’s substantial liquidity provides immediate scale and is not dependent on external debt or equity capital to execute growth strategy  4  Improves access to capital – Investment grade quality balance sheet to enhance access to lower cost debt and equity capital  5  Strengthens balance sheet – In addition to EQC’s significant cash balance, EQC will cash out MNR’s $550 million 6.125% Series C Redeemable Preferred Stock in connection with the merger, which will create immediate savings of ~$34 million per annum  6  Increase diversification over time – MNR’s largest tenant represents 55% of annual rent; EQC plans to diversify its tenant base and industry concentrations as the portfolio grows  7  Strong corporate governance and leadership – EQC’s commitment to transparency, alignment and accountability to shareholders will continue at the Combined Company, led by Sam Zell, David Helfand and EQC’s existing management team

Diversify Into High Growth Multi-Tenant Industrial Assets

- **Not all industrial assets are created equal**
- Multi-tenant industrial REITs have historically traded at a significant valuation premium to single-tenant peers
- Multi-tenant industrial assets with shorter leases can capitalize on rising demand trends and generate higher cash flow growth
- Opportunity for Combined Company to increase exposure to multi-tenant industrial assets and capture valuation upside

Significant Valuation Premium for Multi-Tenant vs. Single Tenant Industrial REITs and Assets



MNR
Multi-Tenant Industrial 1
Single-Tenant Industrial 2
Forward AFFO Multiples
40.0 x
35.0 x
30.0 x
25.0 x
20.0 x
15.0 x
10.0 x
5.0 x
–
Unaffected Date (12/18/2020)
35.2 x
22.6 x
19.3 x
Jan-19
Apr-19
Jul-19
Oct-19
Jan-20
Apr-20
Jul-20
Oct-20
Jan-21
Apr-21
Jul-21



Cap Rate
5.1%
Net Lease Industrial Cap Rates
4.1%
Traditional Multi-Tenant Industrial REIT Cap Rate

MREIC

Source: FactSet, Green Street and public filings.
Note: Market data as of July 20, 2021.
1. Reflects average consensus NTM AFFO multiple for following REITs: PLD, DRE, FR, EGP and PSB.
2. Reflects average consensus NTM AFFO multiple for following REITs: BNL, LXP, STAG and WPC.

16

Well-Positioned to Execute Growth Strategy to Drive Shareholder Value

Target Acquisitions	• Focus on high-quality industrial assets in markets across the US supported by strong demand • ~$2.4 billion of pro forma balance sheet cash [1] • Additional acquisition capacity from sale of office properties
Dividend Policy	• EQC anticipates paying a quarterly dividend post closing of the Transaction • The timing and amount of the dividend will be determined by the Board of Trustees
Capital Structure	• Long-term leverage target in line with the industrial REIT sector • EQC will cash-out MNR's Series C Redeemable Preferred Stock in connection with the merger
Synergies	• Savings from cash-out of MNR's Series C Redeemable Preferred Stock • Pro forma G&A expected to be in-line with historical EQC run-rate after transition period

MREIC

1. Reflects pro forma cash & cash equivalents and marketable securities as of March 31, 2021.

17

Significant Opportunities for Cash Flow Growth Post-Transaction

- **Target ~$4.0 billion in new acquisitions (2021 – 2024)**
  - *Balance going-in cap rate vs. NOI growth potential*
  - *Incremental run rate NOI of ~$170 million*
  - *Combined portfolio run-rate NOI of ~$340 million*
  - *Funded with ~$2.4 billion of balance sheet cash, proceeds from sale of office properties and modest leverage*
- **Payoff of $550 Series C Preferred - ~$34m in annual savings**
- **Normalization of G&A over time - ~$10m of annual savings**
- **Potential to replace existing MNR self-amortizing secured debt of ~$874 million over time**
  - *Ability to access unsecured debt markets*
  - *Opportunity to reduce ~$70 million in current annual debt amortization*
- **No equity or preferred equity issuance assumed**

MREIC

Note: Information based on S-4 filing.

18

Balance Sheet Strength to Support Growth Strategy

Post Transaction, EQC Will Have ~$2.4 Billion of Cash to Fund Potential Acquisitions

(In millions, unless otherwise stated)	EQC	MNR	Combined[5]
Total shares and units[1]	123.4	98.6	189.4
Equity Market Capitalization[1,2]	$ 3,339	$ 1,788	$ 5,127
Debt[3]	0	949	874
Preferred Equity (liquidation preference)	123	550	123
Total Market Capitalization	**$ 3,462**	**$ 3,287**	**$ 6,124**
Cash and Marketable Securities[4]	$ 2,971	$ 151	$ 2,411
Net Debt / (Cash)[4]	(2,971)	798	(1,537)
Total Debt as a % of Total Market Capitalization	0.0 %	28.9 %	14.3 %
Total Debt + Preferred as a % of Total Market Capitalization	3.5 %	45.6 %	16.3 %

Note: As of March 31, 2021 unless otherwise noted. Reflects market data as of July 20, 2021.

1. Fully diluted basis. EQC share count includes common stock, LTIP Units, OP Units, and unvested stock awards. MNR share count includes common stock, restricted share awards, and stock options which will be accelerated at closing of the Transaction. For illustrative purposes, number of MNR options calculated based on EQC closing price of $27.07 on July 20, 2021.
2. Equity market capitalization for EQC, MNR and Combined Company based on EQC closing price of $27.07 on July 20, 2021 ($18.14 MNR pro forma equivalent). The merger agreement provides for MNR to pay its September quarterly common stock dividend of $0.18 per share without EQC paying a corresponding common dividend to its shareholders.
3. Excludes debt issuance costs.
4. Includes value of MNR's securities portfolio of $132 million as of March 31, 2021.
5. Reflects the cash-out of MNR's Series C Redeemable Preferred Stock in connection with the transaction and the repayment of MNR's $75 million term loan.

MREIC

19

Combined Company to be Led by EQC's World Class Management Team



Sam Zell
Chairman

- Mr. Zell is recognized as one of the founders of today's public real estate industry after creating two of the largest real estate investment trusts ("REITs") in the country: Equity Residential and Equity Office Properties Trust, which was sold for $39 billion in February 2007.
- Chairman of Equity Group Investments, a private investment firm he founded 50 years ago
- Founder and Chairman of Equity International, a private investment firm focused on building real estate-related businesses in international emerging markets
- Chairman of four other public companies listed on the NYSE: Equity Residential (NYSE: EQR); Equity LifeStyle Properties, Inc (NYSE: ELS); Covanta Holding Corporation (NYSE: CVA); and Equity Distribution Acquisition Corp (NYSE: EQD.U)



David Helfand
President, CEO & Trustee

- Advisor to Equity Group Investments, where he previously served as Co-President
- Founder and President of Helix Funds LLC, a private real estate investment management company, where he oversaw the acquisition, management and disposition of more than $2.2 billion of real estate assets. While at Helix Funds, he also served as Chief Executive Officer for American Residential Communities LLC, a Helix Funds portfolio company
- Former Executive Vice President and Chief Investment Officer for Equity Office Properties Trust
- Served as a Managing Director and participated in the formation of Equity International



David Weinberg
EVP / COO

- Former Managing Director of real estate investments at Equity Group Investments, where he was responsible for more than $1.0 billion of acquisitions and dispositions of real estate assets
- Prior to joining Equity Group Investments, he was the senior investment professional responsible for investments in the multifamily and office sectors at Helix Funds LLC, a private real estate investment company, and oversaw dispositions for American Residential Communities LLC, a Helix Funds portfolio company
- Former Vice President of Investments and Asset Management at Equity Office Properties Trust where he participated in more than $6 billion of investment activity and oversaw a 16 million square foot office portfolio in Southern California



Orrin Shifrin
EVP, General Counsel and Secretary

- Previously handled legal matters for Equity Group Investment's real estate investment activity
- Former General Counsel and Secretary for Helix Funds LLC, a private real estate investment company, and General Counsel for American Residential Communities LLC, a Helix Funds portfolio company
- Prior to Helix Funds, he served as a Principal at Terrapin Properties LLC, a privately held real estate investment and development company, and was a Partner at the law firm of Katten Muchin Rosenman

MREIC 20

EQC Management Team & Board Have Extensive, Proven Track Record

On a total shareholder return basis, ELS and EQR have outperformed their peer set by 1,441% and 288% since January 1995, respectively, while EQC has outperformed the office peers by 21% since June 2014

TSR Since Board and Management Led by Sam Zell Took Over (Jun-2014)


38 %
17 %
EQC
Office Peers 1

TSR Since Earliest Available RMZ[4] Data (Jan-1995)


3,402 %
1,961 %
2,649 %
2,362 %
1,327 %
ELS
Manufactured Housing REIT Peers 2
EQR
Apartment REIT Peers 3
RMZ4

Source: Bloomberg as of 20-Jul-2021

1. Office Peers include CLI, JBGS, DEI, WRE, KRC, BXP, VNO, ESRT, HPP, CXP, CUZ, OFC, PGRE, HIW, SLG, PDM, BDN and OPI.
2. Manufactured Housing REIT Peers include SUI and UMH.
3. Apartment REIT Peers include AVB, UDR, ESS, MAA, CPT, AIRC, IRT, NXRT, BRT, BRG, APTS and AIV.
4. The MSCI US REIT Index ("RMZ") is a free float-adjusted market capitalization weighted index comprised of 138 constituents representing ~99% of the US REIT universe and securities classified under the Equity REITs Industry (under the Real Estate Sector) according to GICS®, have core real estate exposure (i.e., only selected Specialized REITs are eligible) and carry REIT tax status..

MREIC

21

 Source: Public filings1. Michael Landy and Sonal Pande designated by MNR Board to serve on Board of Trustees of Combined Company until its next annual meeting.  Combined Company to Continue EQC’s Stellar Governance Standards    MREIC  Combined Company  Governance Enhancement  Declassified Board  No  Yes    Majority Vote Standard to Elect Directors  No  Yes    Shareholder Ability to Amend Bylaws  None  Yes (>50%)    Special Meeting Threshold  >50%  10%    Action by Written Consent  No  Yes    Anti-Pledging Policy  No  Yes    Reduced Board Size  13 Directors  10 Trustees (2 to be designated by MNR Board) 1    Shorter Average Tenure  16 Years  6 Years  

Tax-Efficient Transaction for MNR Shareholders

- Founded in 1968, MNR is one of the oldest public equity REITs in the world with a significant retail investor following
- Retail investors represent ~25% of MNR shareholders and may be more sensitive to the tax implications of a transaction
- All-stock consideration allows MNR shareholders to defer unrealized gains that would otherwise be recognized and taxed in a cash sale



Total Taxable Gain ($)
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
-
$14.87
$13.22
$6.12
$4.68
$10.05
$9.77
$4.43
$4.23
$0.45
$1.69
Total Taxable Gain
$4.82
$3.45
$12.02
Gross Basis
$13.46
$3.27
$4.92
15 Years
10 Years
5 Years
1 Year
Holding Period
Adj. Basis
Cumulative Return of Capital
Excess Gain

MREIC

Source: FactSet and public filings.

Note: Reflects taxable gain based on implied merger consideration of $18.14 as of 7/20/2021. Holding periods reflect market data from 7/20/2006, 7/20/2011, 7/20/2016 and 7/20/2020.

23

 Win for MNR Shareholders. After nearly four months since MNR announced it was conducting a strategic review, MNR shareholders were rewarded in what we view as an attractive offer for its high-quality industrial portfolio supported by high exposure to investment grade tenants. We believe EQC is paying a full price for MNR assets…- BMO Capital Markets, May 5, 2021  We are encouraged by the announced merger… Additionally, the combined company will have a stronger financial position post merger, and is well positioned to fund the attractive BTS investment pipeline.- RBC Capital Markets, May 5, 2021  We think that shareholders would be well served to vote in favor of the agreement to combine with EQC because we think the resulting company will have the liquidity to grow a high quality, modern industrial portfolio and diversify away from its current tenant concentration, which will be reflected in the valuation of the combined entity.- Compass Point Research, July 22, 2021  We view the MNR merger as a smart strategy for EQC to transition into a better cash flow growth sector vs. office with a good quality…Further , the price paid by EQC appears reasonably fair based on a “back of the napkin” MNR analysis and considering a likely portfolio premium for industrial real estate.- Green Street Advisors, May 5, 2021  We like the combination of the MNR assets plus the EQC management and balance sheet…- Janney Montgomery Scott, July 26, 2021  We commend the Monmouth $MNR Board for reaching an agreement with $EQC that appears to be a great outcome for all shareholders. - Land & Buildings, May 5, 2021  1. Permission to use quotations was neither sought nor obtained.  Sell-Side Analysts & Activist Endorse Both Strategic Fit and Valuation1  “  “

Compelling Valuation Now, Significant Upside Potential

✓ **Compelling transaction for MNR Shareholders**

- *26% premium to historical trading*
- *~4.6% cap rate*
- *Accretive to MNR NAV*

✓ **Result of a robust strategic review process**

- *Extensive strategic review process to maximize value*
- *Exposed opportunity to >90 institutional investors worldwide*

✓ **Significant upside potential**

- *Participate in Combined Company evolution into a market-leading industrial REIT amidst rapid growth of E-commerce*
- *Diversify portfolio to include high growth multi-tenant assets and capture valuation upside*

✓ **Significant opportunities for cash flow growth post-transaction**

- *~$170 million in incremental NOI from future acquisitions*
- *~$34 million in annual savings from preferred payoff*
- *~$10 million in annual savings from normalizing G&A over time*

✓ **World class management team**

- *Company to be led by EQC's world-class management team and board with proven track record and history of delivering shareholder value*

✓ **Strengthened balance sheet**

- *~$2.4 billion in cash at closing*

✓ **Reduced market risk**

- *No need to raise external capital to execute growth strategy for foreseeable future*

✓ **Increased market liquidity**

- *~$5.1 billion in combined equity market capitalization*

✓ **Strong corporate governance standards**

- *Combined Company to adopt EQC's market leading standards*

✓ **Tax-efficient stock transaction vs. cash**

- *Defer gains that would otherwise be realized in a cash sale*

✓ **Unanimous approval from MNR Board of Directors and EQC Board of Trustees**

MREIC

25

 Appendix

 Consideration of Starwood’s Unsolicited Offers    The MNR Board, and its financial and legal advisors, met on 7/12/21 to discuss Starwood’s offer of $18.70 in net cash consideration per share offer, which the MNR Board noted was lower than the $19.51 per share offer Starwood submitted during the strategic review process.The MNR Board, and its financial and legal advisors, met on 7/15/21 to further discuss Starwood’s offer of $18.70 in net cash consideration per share and determine what action to take in response. During the 7/15/21 meeting, Starwood amended its proposal to $18.88 in net cash consideration per share. Consequently, the MNR Board meeting was adjourned to consider the amended Starwood proposal.The MNR Board, and its financial and legal advisors, met on 7/21/21 to discuss Starwood’s amended offer of $18.88 in net cash consideration per share. The MNR Board unanimously determined that the pending EQC merger represented the best opportunity to maximize value for MNR shareholders and it unanimously reaffirmed its support for, and its recommendation in favor of, the pending merger with EQC.Among the factors considered by the MNR Board in favor of the EQC Merger:Opportunity for MNR stockholders to participate in the significant upside potential of the Combined Company and the anticipated long-term growth of the industrial sector.Expertise and proven track record of EQC’s executive team, led by accomplished investor Sam Zell as Chairman and David Helfand as CEO, to implement its growth strategy.EQC’s considerable financial resources, including ~$2.4 billion in cash, to execute on the Combined Company’s growth strategy.Significantly strengthened balance sheet following the payoff of $550 million of MNR Preferred and lower cost of capital and broadened access to liquidity going forward.MNR stockholders will benefit from a significant increase in market liquidity given the Combined Company’s expected ~$5.1 billion public equity market capitalization.MNR stockholders will continue to receive dividends during the pendency of the EQC merger, including MNR’s recently declared September common dividend of $0.18 per share. Following the closing of the EQC merger, the Combined Company anticipates paying a quarterly dividend to all stockholders as determined by EQC’s Board of Trustees.MNR common stockholders will receive EQC common shares in the merger on a tax efficient basis, thereby allowing MNR’s many long-term investors to defer unrealized gains that would otherwise be realized and taxed as a result of a cash sale.

Consideration of Blackwells' Offers and Vetting Process

- ✓ The MNR Board, and its financial and legal advisors, met on 12/8/20 to evaluate Blackwells' $16.75 per share offer and it ***unanimously*** concluded the proposal was not in MNR's best interests.
- ✓ The MNR Board, and its financial and legal advisors, met on 1/14/21 to evaluate Blackwells' $18.00 per share offer and it ***unanimously*** concluded the revised proposal was not in MNR's best interests.
- ✓ After fulsome consideration and deliberations, the Strategic Alternatives Committee ***unanimously*** decided not to invite Blackwells to participate in the strategic review process for among the following reasons:
  - *Blackwells has no public record of having completed an acquisition of a public company*
  - *Blackwells provided no evidence of having sufficient equity to consummate a transaction*[1]
  - *Blackwells took adversarial action in selecting MNR's former long-tenured general counsel as a director nominee*
  - *Blackwells had discussions during 2020 with several investors involved in MNR's 2021 strategic process, raising questions about its ability to consummate a transaction on its own*
  - *Blackwells (and one of its director nominees) have actively traded in and out MNR's common shares since mid-2020 raising questions about their intentions*

MREIC

1. Blackwells does not report its securities holdings in 13-F filings indicating that it may have less than $100 million in discretion over equity or equity-related investments and has not provided comfort as their ability to obtain equity financing to complete the transaction.

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MNR Portfolio at June 30, 2021  High Quality National Portfolio Supported by Investment Grade Tenants  Source: MNR filings. Information as of June 30, 2021, unless otherwise stated.1. As of June 30, 2021, and includes a FedEx Ground facility purchased in Burlington, VT on July 29, 2021.  Portfolio Summary  # of Properties1  121  # of States1  32  Total Square Feet (million SF)1  24.7  Average Size (SF)1  204K  Occupancy   99.7%  Investment Grade Tenants as % of Rent1  83%  Rent from Fedex as % of Total Rent   56%  Weighted Average Rent Per SF  $6.59  Weighted Average Lease Term  7.2 years  Average Building Age1  10.1 years   MNR LQA NOI ($ million)  $156  Geographic Overview  Focus on major U.S. population centers in eastern U.S   Blue-Chip Tenants

 MNR Select Properties  Indianapolis MSA  Daytona Beach MSA  Dallas MSA  Memphis MSA  Atlanta MSA  Savannah MSA  Phoenix MSA  Indianapolis MSA

 EQC’s Office Properties in Strong Markets  EQC’s office assets located in markets experiencing strong population growth  Information as of June 30, 2021.    17th Street Plaza  Bridgepoint Square  1250 H Street  Capitol Tower            Market  Denver  Austin  Washington, D.C.  Austin  Square Feet  695 KSF  440 KSF  196 KSF  176 KSF  Number of Buildings  1  5  1  1  Leased Occupancy  91.6%  68.7%  84.6%  84.3%  Leases Expiring 2021  17 KSF  8 KSF  None  26 KSF  Largest Tenants  KPMG, LLPCBRE, Inc.Salesforce.com, Inc.  Equinor Energy ServicesThe Boon GroupNew York Life Insurance  Institute of Scrap Recycling IndustriesWawa, Inc.Cultural Vistas, Inc.  Crowdstrike, Inc.Kazoo, Inc. Capitol Services, Inc.